UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2007

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

One Fashion Way, Baldwyn, MS	38824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (662) 365-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions; Item 8.01 Other Events

The accompanying unaudited consolidated balance sheet as of February 3, 2007, and consolidated statements of operations, shareholders' equity and cash flows for the period ended February 3, 2007, of Hancock Fabrics, Inc. and its subsidiaries attached hereto as Exhibit 99.1 have been prepared on the basis of the Company's internal reporting practices using the accounting policies of the Company. These financial statements contain financial information that has not been audited or reviewed by an independent registered public accounting firm and will be subject to future reconciliation and adjustments. Furthermore, the statements do not include all of the information and footnotes required by generally accepted accounting principles ("GAAP") for complete financial statements. These statements may change as a result of year-end adjustments or other adjustments required under GAAP. Such adjustments could have a material impact on the financial statements.

The unaudited consolidated balance sheet, consolidated statement of operations and consolidated statement of cash flows of Hancock Fabrics, Inc. and its debtor subsidiaries contained in the Monthly Operating Report being filed with the United States Bankruptcy Court for the District of Delaware and attached hereto as Exhibit 99.2 have been prepared on the basis of the Company’s internal reporting practices using the accounting policies of the Company, for the sole purpose of complying with U.S. Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. The Monthly Operating Report covers only the portion of the Company’s first fiscal quarter from the date Hancock filed its bankruptcy petition (March 21, 2007) to May 5, 2007. The Monthly Operating Report also contains financial information that has not been audited or reviewed by an independent registered public accounting firm. Furthermore, the financial statements contained in that Report do not include all of the information and footnotes required by generally accepted accounting principles ("GAAP") for complete financial statements.

Hancock cautions investors and others not to place undue reliance on the information included in these financials statements and in the Monthly Operating Report. These financial statements and information should not be used as a basis for making an investment decision regarding Hancock’s securities.

Hancock anticipates releasing financial information for the full fiscal quarter (beginning February 4, 2007 and ended May 5, 2007) in the near future.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1

Unaudited Consolidated Balance Sheet as of February 3, 2007, and Consolidated Statements of Operations, Shareholders' Equity and Cash Flows for the period ended February 3, 2007, of Hancock Fabrics, Inc. and its subsidiaries

99.2	Monthly Operating Report for the period March 20, 2007 thru May 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK FABRICS, INC.
(Registrant)

By: /s/ Larry D. Fair
Name:	Larry D. Fair
Title:	Vice President, Finance (Principal Financial and Accounting Officer)

Date: May 30, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
99.1

Unaudited Consolidated Balance Sheet as of February 3, 2007, and Consolidated Statements of Operations, Shareholders' Equity and Cash Flows for the period ended February 3, 2007, of Hancock Fabrics, Inc. and its subsidiaries

99.2	Monthly Operating Report for the period March 20, 2007 thru May 5, 2007